Exhibit 10(b)

CONSENT OF SHEARMAN & STERLING

      We hereby consent to the reference to our firm included in Part A and Part B of Amendment No. 11 to Registration Statement on Form N-1A (811-7885) of Quantitative Master Series Trust.

                                            /s/ SHEARMAN & STERLING
                                            -----------------------------
                                            Shearman & Sterling


New York, NY
April 29, 2002